UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2016
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FLAMEL TECHNOLOGIES S.A.
(Exact name of registrant as specified in its charter)
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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)
Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)
Registrant's telephone number, including area code: 011 +33 472 78 34 34
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2016, Flamel Technologies S.A. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2016.  That press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 7, 2016, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results for the quarter ended September 30, 2016. A copy of this presentation is attached hereto as Exhibit 99.2.

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Limitation of Incorporation by Reference

The information in this current report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall such information be incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.
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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press release dated November 7, 2016, issued by Flamel Technologies S.A.
99.2	Presentation materials

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FLAMEL TECHNOLOGIES S.A.
By: /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary
Date: November 7, 2016

Exhibit Index

99.1	Press release dated November 7, 2016, issued by Flamel Technologies S.A.
99.2	Presentation materials